UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                         Date of Report December 18, 1997
                        (Date of earliest event reported)


                          ALLIED Life Financial Corporation

             (Exact name of registrant as specified in its charter)

               Iowa                    0-22404           42-1406716
  (State or other jurisdiction of   (Commission        (I.R.S. Employer
  incorporation or organization)     File Number)      Identification No.)


          701 Fifth Avenue, Des Moines, Iowa              50391-2003
       (Address of principal executive offices)            (Zip Code)


                                  515-280-4211
               (Registrant's telephone number including area code)



                 The total number of pages contained herein is 20.

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Item 5.  Other Events.

On December 18, 1997, the Board of Directors of ALLIED Life Financial Corporation amended its Bylaws to provide for advance notification of director nominations and stockholder proposals, and in addition, made a conforming Bylaw
amendment  with  the  Iowa  Business   Corporation  Act. The Bylaw amendments
are filed as Exhibit 3.2 to this Form 8-K.




Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     3.2 Bylaws of ALLIED Life Financial Corporation as amended September 2, 1993, October 14, 1993, December 14, 1994 and December 18, 1997.






                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     ALLIED Life Financial Corporation.
           (Registrant)



                                /s/ Wendell P. Crosser
                  Wendell P. Crosser, Vice President and Treasurer
                  (Principal Financial Officer and Principal Accounting Officer)


Date:  January 5, 1998
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